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                                                                  Exhibit 10.12
                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.



August 1, 1999




Mrs. Dawne S. Hickton
Vice President & General Counsel
RTI International Metals, Inc.
1000 Warren Avenue
Niles, OH 44446

Dear Mrs. Hickton:

This Letter Agreement sets forth the basis upon which I have been authorized by the Board of Directors of RTI International Metals, Inc. ("Company") to employ you in the executive officer position described in Paragraph 1 below for the Employment Period (as hereinafter defined). The "Employment Period" shall initially be the period August 1, 1999 through July 31, 2003; provided, however, that on August 1,2003 and each August 1 thereafter, the Employment Period shall automatically be extended for one additional year unless, not later than the immediately preceding April 1, either you or the Company shall have given written notice to the other that you or it does not wish to extend the Employment Period; and provided further that the Employment Period shall terminate automatically when you attain age sixty-five (65). In the event this Letter Agreement is terminated for any reason other than your death, your obligations as set forth in Paragraph 9 shall survive and be enforceable notwithstanding such termination. This Letter Agreement supersedes and replaces in its entirety the Letter Agreement between you and the Company dated May 1,1997.

         1. During the Employment Period, you will serve as Vice President & General Counsel of the Company (or on any other executive officer position within the Company to which you may hereafter be elected by the Company's Board of Directors), performing all duties and functions appropriate to that office, as well as such additional duties as the Company's President & Chief Executive Officer or Board of Directors may, from time to time, assign to you. During the Employment Period, you will devote your full time and best efforts to the performance of all such duties.

         2. During the Employment Period, the Company will pay you, in equal monthly installments, as compensation for your services an annual salary of $150,000. This annual salary may be increased from time to time in the sole discretion of the Company, but may only be decreased by the Company with your written consent. Such annual salary, whether increased or decreased, shall constitute your "Base Salary". In addition, you may be awarded such bonuses as the Board of Directors of the Company determines to be appropriate under the Company's Annual Incentive Compensation

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.

Mrs. Dawne S. Hickton
August 1, 1999
Page 2



                  Plan or any successor bonus plan. You will also be eligible to participate in the Company's 1995 Stock Plan, or any successor stock plan.

         3. In the event of your death during the Employment Period, your right to all compensation under this Letter Agreement allocable to days subsequent to your death shall terminate and no further payments shall be due to you, your personal representative, or your estate, except for that portion, if any, of your Base Salary that is accrued and unpaid upon the date of your death.

         4. In the event you become physically or mentally disabled, in the sole judgment of physicians selected by the Company's Board of Directors, such that you cannot perform the duties and functions contracted for pursuant to this Letter Agreement, and should such disability continue for at least 180 consecutive days (or in the judgment of such physicians, be likely to continue for at least 180 consecutive days), the Company may terminate your employment upon written notice to you. If your employment is terminated because of physical or mental disability, your right to all compensation under this Letter Agreement allocable to days subsequent to such termination shall terminate and no further payments shall be due to you, your personal representative, or your estate, except for that portion, if any, of your Base Salary that is accrued and unpaid upon the date of termination.

         5. The Company may, upon written notice to you fixing the date of termination, terminate your services during the Employment Period for Cause, (as Cause is defined in Paragraph 7(c) below). In such event, your right to receive continued compensation under this Letter Agreement will terminate and no further installments will be paid to you, except for that portion, if any, of your Base Salary that is accrued and unpaid upon the date of termination.

         6. In addition to your annual Base Salary as set forth in Paragraph 2 above, you will be entitled in each calendar year to a vacation with pay in accordance with the vacation policies of the Company. You will also be entitled to: (1) participate in all of the Company's existing and future employee benefit programs applicable to officers of the Company in accordance with the terms of such benefit program plan documents; (2) receive one comprehensive physical examination, at Company expense, in each calendar year, such examination to be conducted by the Cleveland Clinic, the Greenbrier Clinic or comparable facility; and (3) tax preparation and financial planning advice.

         7.       Change of Control Provisions

                  (a) For purposes of this Letter Agreement, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported by it in response to Item 6(e) of Schedule 14A of Regulation 14A

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.


Mrs. Dawne S. Hickton
August 1, 1999
Page 3



                           promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

                           (1) Any person (within the meaning of that term as used in Sections 13(d) and 14(d) of the Exchange Act (a "Person") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this Agreement the term "Person" shall not include (i) the Company or any of its majority-owned subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or

                            (2) The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board of Directors of the Company; individuals who, on the date hereof; are serving as directors on the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved, or

                            (3)    There is consummated a merger or
                                   consolidation of the Company or a subsidiary thereof with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation, (or the parent of such surviving entity) or the shareholders of the Company approve a plan of complete liquidation of the Company, or there is consummated the sale or other disposition of all or substantially all of the Company's assets.

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.



Mrs. Dawne S. Hickton
August 1, 1999
Page 4




                  (b) If any of the events described above constituting a Change in Control of the Company shall have occurred, you shall be entitled to the benefits provided in Paragraph 7(f) hereof upon the termination of your employment during the term of this Letter Agreement unless such termination is (i) because of your death or disability, (ii) by the Company for Cause,
                           (iii) by you other than for Good Reason, or (iv) on or after the date that you attain age sixty-five
                           (65). In the event your employment with the Company is terminated for any reason prior to the occurrence of a Change in Control, you shall not be entitled to any benefits under this Paragraph 7; provided, however, that if your employment is terminated prior to a Change in Control without Cause at the direction of a person who has entered into an agreement with the Company, the consummation of which will constitute a Change in Control, your employment shall be deemed to have terminated following a Change in Control. Your entitlement to benefits under any of the Company's retirement plans will not adversely affect your rights to receive payments hereunder.

                  (c) Termination by the Company of your employment for "Cause" shall mean termination upon (i) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from termination by you for Good Reason), after a demand for substantial performance is delivered to you that specifically identifies the manner in which the Company believes that you have not substantially performed your duties, and you have failed to resume substantial performance of your duties on a continuous basis within fourteen (14) days of receiving such demand, (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise or (iii) your conviction of any felony or conviction of a misdemeanor which impairs your ability substantially to perform your duties with the Company. For purposes of this paragraph, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company.

                  (d) For purposes of this Letter Agreement, "Good Reason" shall mean, without your express written consent, the occurrence after a Change in Control of the Company of any one or more of the following:

                           (1) The assignment to you of duties inconsistent with your position immediately prior to the Change in Control;

                           (2) A reduction or alteration in the nature of your position, duties, status or

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.

Mrs. Dawne S. Hickton
August 1, 1999
Page 5



                                    responsibilities from those in effect
                                    immediately prior to the Change in Control;

                           (3) The failure by the Company to continue in effect any of the Company's employee benefit plans, programs, policies, practices or arrangements in which you participate (or substantially equivalent successor or replacement employee benefit plans, programs, policies, practices or arrangements) or the failure by the Company to continue your participation therein on substantially the same basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed immediately prior to the Change in Control;

                           (4) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Letter Agreement;

                           (5) Any purported termination by the Company of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subparagraph
                                    (e) below, and for purposes of this Letter
                                    Agreement, no such purported termination shall be effective; and

                           (6) The Company's requiring you to be based at a location in excess of fifty (50) miles from the location where you are based immediately prior to the Change in Control.

                  (e) Any termination by the Company for Cause or by you for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of this Letter Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Letter Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                  (f) Following a Change in Control of the Company, as defined above, upon termination of your employment you shall be entitled to the following benefits:

                           (1) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full Base Salary through the date of termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.
Mrs. Dawne S. Hickton
August 1, 1999
Page 6



                           (2) If your employment terminates by reason of your death or disability, your benefits shall be determined in accordance with Paragraphs 3 and 4 of this Letter Agreement and the Company's retirement, survivor's benefits, insurance and other applicable programs and plans, then in effect.

                           (3) If your employment by the Company shall be terminated (i) by the Company other than for Cause, your death or disability, or (ii) by you for Good Reason, you shall be entitled to the benefits (the "Severance Payments") provided in Paragraphs 7(f)(3), (i), (ii),
                                    (iii), (iv) and (v) following, which
                                    Severance Payments shall be in lieu of and cancel any further rights you have to receive any Base Salary that would be otherwise due under Paragraph 2 of this Letter Agreement:

                                    (i)      The Company shall pay you your full
                                             Base Salary through the date of
                                             termination at the rate in effect
                                             at the time Notice of Termination
                                             is given;

                                    (ii)     The Company will pay as severance
                                             benefits to you, not later than the
                                             fifth day following the date of
                                             termination, a lump sum severance
                                             payment (the "Severance Payment")
                                             equal to the product of (1) a
                                             fraction, the numerator of which is
                                             equal to the lesser of (x)
                                             thirty-six (36) or (y) the number
                                             of full and partial months existing
                                             between the date of termination and
                                             your sixty-fifth (65th) birthday
                                             and the denominator of which is
                                             equal to twelve (12), and (2) the
                                             sum of (x) your annual Base Salary
                                             in effect immediately prior to the
                                             occurrence of the circumstances
                                             giving rise to such termination,
                                             and (y) the amount, if any, of the
                                             highest annual bonus awarded to you
                                             under any annual bonus plan of the
                                             Company during the four (4) years
                                             immediately preceding date of
                                             termination;

                                    (iii)    The Options previously issued to
                                             you under any option or incentive
                                             plan of the Company to purchase
                                             shares of Common Stock of the
                                             Company (Option Shares), as well as
                                             any previously unvested shares of
                                             Restricted Stock granted to you,
                                             shall irrevocably vest upon any
                                             such termination and the stock
                                             options for such Option Shares
                                             shall become thereafter
                                             uncancellable by the Company;

                                    (iv)     In the event that you become
                                             entitled to the Severance Payments,
                                             if any of the Severance Payments or
                                             other portion of the Total Payments
                                             (as defined below) will be subject
                                             to the tax

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.


Mrs. Dawne S. Hickton
August 1, 1999
Page 7



                                             (the "Excise Tax") imposed by
                                             Section 4999 of the Internal
                                             Revenue Code of 1986, as amended
                                             (the "Code"), the Company shall pay
                                             to you at the time specified below,
                                             an additional amount (the "Gross-Up
                                             Payment") such that the net amount
                                             retained by you, after deduction
                                             of (1) any Excise Tax on the
                                             Severance Payments and such other
                                             Total Payments, and (2) any
                                             federal, state and local income
                                             tax, FICA-Health Insurance tax, and
                                             Excise Tax upon the payment
                                             provided for by this paragraph,
                                             shall be equal to the Severance
                                             Payments and such other total
                                             Payments. For purposes of
                                             determining whether any of the
                                             payments will be subject to the
                                             Excise Tax and the amount of such
                                             Excise Tax, (1) any other payments
                                             or benefits received or to be
                                             received by you in connection with
                                             a Change in Control of the Company
                                             or your termination of employment
                                             whether pursuant to the terms of
                                             this Letter Agreement or any other
                                             plan, arrangement or agreement with
                                             the Company, any person whose
                                             actions result in a Change of
                                             Control of the Company or any
                                             person affiliated with the Company
                                             or such person (together with the
                                             Severance Payment, the "Total
                                             Payments") shall be treated as
                                             "parachute payments" within the
                                             meaning of Section 280G(b)(2) of
                                             the Code, and all "excess parachute
                                             payments" within the meaning of
                                             Section 280G(b)(1) shall be treated
                                             as subject to the Excise Tax,
                                             except to the extent that in the
                                             opinion of tax counsel selected by
                                             the Company's independent auditors
                                             and acceptable by you such other
                                             payments or benefits (in whole or
                                             in part) do not constitute
                                             parachute payments, or such excess
                                             parachute payments (in whole or in
                                             part) represent reasonable
                                             compensation for services actually
                                             rendered within the meaning of
                                             Section 280G(b)(4) of the Code in
                                             excess of the base amount within
                                             the meaning of Section 280G(b)(3)
                                             of the Code, or are otherwise not
                                             subject to the Excise Tax, (2) the
                                             amount of the Total Payments
                                             which shall be treated as subject
                                             to the Excise Tax shall be equal to
                                             the lesser of (A) the total amount
                                             of the Total Payments or (B) the
                                             amount of excess parachute payments
                                             within the meaning of Section
                                             280G(b)(l) (after applying clause
                                             (1), above), and (3) the value of
                                             any non-cash benefits or any
                                             deferred payment or benefit shall
                                             be determined by the Company's
                                             independent auditors in accordance
                                             with the principles of Sections
                                             280G(d)(3) and (4) of the Code. For
                                             purposes of determining the amount
                                             of the Gross-Up Payment, you shall
                                             be deemed to pay federal income
                                             taxes at the highest marginal rate
                                             of federal income taxation in the
                                             calendar year in

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.



Mrs. Dawne S. Hickton
August 1, 1999
Page 8



                                             which the Gross-Up Payment is to be
                                             made and state and local income
                                             taxes at the highest marginal rate
                                             of taxation in the state and
                                             locality of your residence on the
                                             date of termination, net of the
                                             maximum reduction in federal income
                                             taxes which could be obtained from
                                             deduction of such state and local
                                             taxes. In the event that the Excise
                                             Tax is subsequently determined to
                                             be less than the amount taken into
                                             account hereunder at the time of
                                             termination of your employment, you
                                             shall repay to the Company at the
                                             time that the amount of such
                                             reduction in Excise Tax is finally
                                             determined the portion of the
                                             Gross-Up Payment attributable to
                                             such reduction (plus the portion of
                                             the Gross-Up Payment attributable
                                             to the Excise Tax and federal and
                                             state and local income tax imposed
                                             on the Gross-Up Payment being
                                             repaid by you if such repayment
                                             results in a reduction in Excise
                                             Tax and/or a federal and state and
                                             local income tax deduction) plus
                                             interest on the amount of such
                                             repayment at the rate provided in
                                             Section 1274(b)(2)(B) of the Code.
                                             In the event that the Excise Tax is
                                             determined to exceed the amount
                                             taken into account hereunder at the
                                             time of the termination of your
                                             employment (including by reason of
                                             any payment the existence or amount
                                             of which cannot be determined at
                                             the time of the Gross-Up Payment),
                                             the Company shall make an
                                             additional Gross-Up Payment in
                                             respect of such excess (plus any
                                             interest payable with respect to
                                             such excess) at the time that the
                                             amount of such excess is finally
                                             determined.

                                             The payments provided for in the
                                             paragraph above shall be made not
                                             later than the fifth day following
                                             the date of termination; provided,
                                             however, that if the amounts of
                                             such payments cannot be finally
                                             determined on or before such day,
                                             the Company shall pay to you on
                                             such day an estimate as determined
                                             in good faith by the Company of
                                             the minimum amount of such payments
                                             and shall pay the remainder of such
                                             payments (together with interest at
                                             the rate provided in Section
                                             1274(b)(2)(B) of the Code) as soon
                                             as the amount thereof can be
                                             determined but in no event later
                                             than the thirtieth day after the
                                             date of termination. In the event
                                             that the amount of the estimated
                                             payments exceeds the amount
                                             subsequently determined to have
                                             been due, such excess shall
                                             constitute a loan by the Company to
                                             you payable on the fifth day after
                                             demand by the Company (together
                                             with interest at the rate provided
                                             in Section 1274(b)(2)(B) of the
                                             Code);

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.


Mrs. Dawne S. Hickton
August 1, 1999
Page 9



                                    (v)      The Company shall also pay to you
                                             all legal fees and expenses
                                             incurred by you as a result of such
                                             termination of employment
                                             (including all such fees and
                                             expenses, if any, incurred in
                                             contesting or disputing any such
                                             termination or in seeking to obtain
                                             or enforce any right or benefit
                                             provided by this Letter Agreement
                                             or in connection with any tax audit
                                             or proceeding to the extent
                                             attributable to the application of
                                             Section 4999 of the Code to any
                                             payment or benefit provided
                                             hereunder); and

                                    (vi)     For a twenty-four (24) month period
                                             after date of termination, the
                                             Company will arrange to provide you
                                             at the Company's expense with life,
                                             disability, accident and health
                                             insurance benefits substantially
                                             similar to those which you were
                                             receiving immediately prior to the
                                             Notice of Termination; but benefits
                                             otherwise receivable by you
                                             pursuant to this paragraph shall be
                                             reduced to the extent comparable
                                             benefits are actually received by
                                             you during the twenty-four (24)
                                             month period following your
                                             termination, and any such benefits
                                             actually received by you shall be
                                             reported to the Company.

                  (h) You shall not be required to mitigate the amount of any Severance Payments provided for in this Paragraph 7 by seeking other employment or otherwise, nor, except as provided in Paragraph (vi) above, shall the amount of any payment or benefit provided for in this Paragraph 7 be reduced by any compensation or benefit earned by you as the result of employment by another employer after the date of termination, or otherwise.

                  (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof employing you to expressly assume and agree to perform this Letter Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Letter Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled hereunder if you terminate your employment for Good Reason.

         8. This Letter Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.


Mrs. Dawne S. Hickton
August 1, 1999
Page 10



                  provided herein, shall be paid in accordance with the terms of this Letter Agreement, to your devisee, legatee or other designee or, if there is not such designee, to your estate.

         9. As additional consideration for the compensation and benefits provided to you pursuant to this Letter Agreement, you agree that you will not, for a period of twenty-four (24) months after the end of the Employment Period, or the termination of your employment with the Company (whichever first occurs), directly or indirectly, compete with, engage in the same business as, be employed by, act a consultant to, or be a director, officer, employee, owner or partner, or otherwise participate in or assist (including, without limitation, by soliciting customers for, or individuals to provide services
                  to), any business or organization which has as its principal business the production of titanium or titanium-related products. In addition, you agree that during such 24-month period, you will not directly or indirectly induce, or attempt to influence, any employee of the Company or any subsidiary or affiliate thereof to terminate his or her employment with the Company or any subsidiary or affiliate thereof or in any manner seek to engage or seek to employ any such employee (whether or not for compensation) such that such employee would thereafter be unable to devote his or her full efforts to the business then conducted by the Company or any subsidiary or affiliate thereof. These restrictions shall not apply if you terminate your employment with the Company for Good Reason after a Change in Control of the Company. For purposes of this Paragraph 9, you will not be deemed to have breached your commitment merely because you own, directly or indirectly, not more than one percent (1%) of the outstanding common stock of such a corporation if, at the time you acquire such stock, such stock is listed on a national securities exchange or is regularly traded in the over-the-counter market by a member of either a national securities exchange or the National Association of Securities Dealers, Inc. In order to protect the interest of the Company, you will also maintain in strict confidence and not disclose to any other person or entity any information received from any source in the Company or developed by you in the course of performing your duties for the Company. This obligation shall not extend to: (a) anything you can establish as known to you from a source outside the Company, (b) anything which has been published or becomes published hereafter other than by you, or (c) anything which you receive from a non-Company source without restriction on its disclosure. Should you breach or threaten to breach the commitments in this Paragraph 9, and in recognition of the fact that the Company would not under such circumstances be adequately compensated by money damages, the Company shall be entitled, in addition to any other rights and remedies available to it, to an injunction restraining you from such breach. Further, you acknowledge and agree that the provisions of this Paragraph 9 are necessary, reasonable, and proportionate to protect the Company during such non-competition period.

         10. The Company's Stock Plan Committee has granted to you 8,000 shares of restricted stock subject to your execution of a Restricted Stock Grant in the form attached hereto. The restriction period with regard to such shares shall commence August 1, 1999 and end July 31, 2003.

                                                                   [LOGO]
                                                                     RTI
                                                                INTERNATIONAL
                                                                 METALS, INC.



Mrs. Dawne S. Hickton
August 1, 1999
Page 11





         11. The validity, interpretation, construction and performance of this Letter Agreement shall be governed by the laws of the State of Ohio.

If the provisions of this Letter Agreement are acceptable to you, please sign one original copy of this Letter Agreement and return it to me. You may retain the second signed original for your files.

Very truly yours,

RTI International Metals, Inc.



By /s/ TIMOTHY G. RUPERT
   ------------------------------
   TIMOTHY G. RUPERT
   President & Chief Executive Officer


Attachment


CONFIRMED:


/s/ DAWNE S. HICKTON                 DATE:    8-1-99
-------------------------                  ------------
Dawn S. Hickton